                        PERICOM SEMICONDUCTOR CORPORATION
                                2380 BERING DRIVE
                               SAN JOSE, CA 95131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 11, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Pericom Semiconductor Corporation, a California corporation (the "Company") will be held on December 11, 2002 at 3:00 p.m., California time, at the Company's premises, 2380 Bering Drive, San Jose, California 95131, for the following purposes:

     1. To elect six directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

     2. To ratify and approve the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending June 28, 2003.

     3. To transact such other business as may properly come before the meeting.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part hereof.

     The Board of Directors has fixed the close of business on October 14, 2002 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                      FOR THE BOARD OF DIRECTORS


                                      John Chi-Hung Hui, Ph.D.
                                      Vice President, Technology and Secretary

San Jose, California
October 25, 2002

                             YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                            PERICOM SEMICONDUCTOR CORPORATION

                                 PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited by Pericom Semiconductor Corporation (the "Company") on behalf of its Board of Directors for use at the Annual Meeting of Shareholders to be held on December 11, 2002 at 3:00 p.m., California time (the "Annual Meeting"), or at any adjournment or postponement thereof. The Annual Meeting will be held at the Company's premises, 2380 Bering Drive, San Jose, California 95131.

     This Proxy Statement, the form of proxy, and the Company's 2002 Annual Report are first being mailed to shareholders on or about October 25, 2002.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of John Chi-Hung Hui, Ph.D., Vice President, Technology and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

RECORD DATE, SHARE OWNERSHIP AND QUORUM

     Shareholders of record at the close of business on October 14, 2002 are entitled to vote at the Annual Meeting. At the record date, 25,701,083 shares of the Company's Common Stock, no par value (the "Common Stock") were issued and outstanding. The presence of a majority of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

VOTING AND SOLICITATION

     Each share outstanding on the record date is entitled to one vote. Under the cumulative voting provisions in the Company's Bylaws, each shareholder may cast for a single nominee for director, or distribute among up to six nominees, a number of votes equal to six multiplied by the number of shares held by such shareholder. However, cumulative voting will not be available unless, at the meeting, at least one shareholder has given notice of his intention to cumulate votes prior to the voting, and will apply only to those candidates whose names have been placed in nomination prior to the voting.

     The costs of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone.

     An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting and an officer of the Company will tabulate votes cast in person. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. The ratification of the independent auditors for the Company for the current year requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the shareholders, abstentions have the same effect as negative votes. A plurality of the votes duly cast is required for the election of the directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors. While broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, with respect to Proposal No. 2, which requires the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes shall have no effect.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") a shareholder proposal must be received by the Company no later than June 27, 2003 to be considered timely for inclusion in the proxy statement for the 2003 Annual Meeting. A shareholder's notice to the Company must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

     If a shareholder intends to present a proposal at the 2003 Annual Meeting which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act, and does not notify the Company of such proposal on or before September 10, 2003, then management proxies will be permitted to use their discretionary voting authority to vote on the proposal if the proposal is raised at the 2003 Annual Meeting of Shareholders.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     As set by the Board of Directors (the "Board" or "Board of Directors") pursuant to the Bylaws of the Company, the authorized number of directors is currently set at six. Six directors will be elected at the Annual Meeting. The six nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the six nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.
                                                                                        DIRECTOR
NAME OF NOMINEE                     AGE     PRINCIPAL OCCUPATION                        SINCE
=================================  =====   ========================================    ==========
Alex Chi-Ming Hui...............    45      Chief Executive Officer, President and      1990
                                            Chairman of the Board of Directors
Chi-Hung (John) Hui, Ph.D.......    47      Vice President, Technology and Director     1990

Hau L. Lee, Ph.D................    49      Director                                    1999

Millard (Mel) Phelps............    74      Director                                    1999

Tay Thiam Song..................    47      Director                                    1992

Jeffrey Young...................    53      Director                                    1995

     The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     MR. ALEX CHI-MING HUI has been Chief Executive Officer, President and a member of the Board of Directors of the Company since its inception in June 1990, and was elected Chairman of the Board of Directors of the Company in July 1999. From August 1982 to May 1990, Mr. Hui was employed by LSI Logic Corporation, most recently as its Director of Advanced Development. From August 1980 to July 1982, Mr. Hui was a member of the technical staff of Hewlett-Packard Company. Mr. Hui holds a B.S.E.E. from the Massachusetts Institute of Technology and an M.S.E.E. from the University of California at Los Angeles.

     DR. CHI-HUNG (JOHN) HUI has been Vice President, Technology and a member of the Board of Directors of the Company since its inception in June 1990. From August 1987 to June 1990, Dr. Hui was employed by Integrated Device Technology, most recently as Manager of its Research and Development Department. From August 1984 to August 1987, Dr. Hui was a member of the technical staff of Hewlett-Packard Company. Dr. Hui holds a B.S.E.E. from Cornell University and an M.S.E.E. and a Ph.D. in Electrical Engineering from the University of California at Berkeley.

     DR. HAU L. LEE has been a member of the Board of Directors since July 1999. From February 1997 through July 2002 Dr. Lee has been the Kleiner Perkins, Mayfield, Sequoia Capital Professor in the School of Engineering, and is currently the Thoma Professor of Operations, Information and Technology at the Graduate School of Business at Stanford University. He is the founding and current director of the Stanford Global Supply Chain Management Forum, and has consulted extensively for companies such as

Hewlett Packard, Sun Microsystems, IBM, Xilinx Corporation, Motorola, and Andersen Consulting. Dr. Lee is a graduate of the University of Hong Kong and earned his M.S. in Operational Research from the London School of Economics and his M.S. and Ph.D. degrees in Operations Research from the Wharton School at the University of Pennsylvania.

     MR. MILLARD (MEL) PHELPS has been a member of the Board of Directors since July 1999. Mr. Phelps is a retired advisory director of Hambrecht and Quist (H&Q), a position he held from September 1994 to July 1997. Prior to joining H&Q in 1984 as a Principal in the firm and Senior Semiconductor Analyst, Mr. Phelps spent 23-years in the semiconductor industry in various management and corporate officer positions. Mr. Phelps is currently serving as a Director of Trident Microsystems and is also a director of one privately held company. Mr. Phelps holds a BSEE degree with honors from Case Reserve University.

     MR. TAY THIAM SONG has been a member of the Board of Directors since June 1992. Mr. Tay resides in Singapore, and, since 1985, has been serving as the Executive Director of various companies in Singapore and Malaysia, including Daiman Group (a Malaysian publicly listed company) and Chye Seng Tannery (Pte) Ltd. Mr. Tay holds a B.A. in Accounting from the North East London Polytechnic University.

     MR. JEFFREY YOUNG has been a member of the Board of Directors since August 1995. Since 1988, Mr. Young has been a resident of Singapore and from 1990 to the present has served as the Executive Director of Daiman Roof Tiles Sdn. Bhd., a subsidiary of the Daiman Group, and from 1989 to the present as a Director of Great Wall Brick Work Sdn. Bhd., and from 1993 to the present as a Director of Daiman Singapore (Pte) Ltd., and has been a Director of Daiman Investments (Australia) Pty. Ltd. from 1993 to the present. Mr. Young graduated from the Electronic College of Canton, People's Republic of China.

REQUIRED VOTE: A PLURALITY OF THE VOTES DULY CAST AT THE ANNUAL MEETING IS
               REQUIRED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during fiscal 2002. During the last fiscal year, each incumbent director attended every meeting of the Board of Directors and its committees on which he served that were held during the period in which he was a director. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     During 2002, Dr. Lee, Mr. Phelps and Mr. Tay served on the Audit Committee. The Audit Committee held four meetings during 2002. The primary function of the Audit Committee is to assist the Board of Directors in overseeing management's conduct of the Company's (1) financial reporting process, including the financial reports and other financial information provided to the public; (2) systems of internal controls; and (3) annual independent audit of the Company's financial statements. See "Report of the Audit Committee of the Board of Directors." The Board adopted and approved a charter for the Audit Committee in April 2000 and approved amendments to the charter in October 2002, a copy of the charter, as amended, is attached hereto as Appendix A. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

     During 2002, Messrs. Tay and Young served on the Compensation Committee. The Compensation Committee held one meeting during 2002. The Compensation Committee administers the Company's 2001 Stock Incentive Plan, the Company's 2000 Employee Stock Purchase Plan and the Company's 1995 Stock Option Plan and reviews and approves the compensation and benefits for the Company's executive officers.

     The Nominating Committee was formed in October 2001. The current members of the Nominating Committee are Messrs. Phelps and Young and Dr. Lee. The Nominating Committee assists the Board in selecting nominees for election to the Board and monitors the composition of the Board. During 2002 the Nominating Committee held one meeting. The Nominating Committee considers nominees proposed by the stockholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name and qualifications to the Company's Chief Financial Officer and Assistant Secretary via email to mcraighead@pericom.com or in writing to the following address:

                        Pericom Semiconductor Corporation
                        Attn: Michael D. Craighead
                        2380 Bering Drive
                        San Jose, CA 95131

DIRECTOR COMPENSATION

     The Company's employee directors receive no fees for their services as members of the Board of Directors or committee members. Each non-employee director receives $2,000 per quarterly meeting, $500 for each additional telephonic meeting, and $1,000 for each Compensation, Audit Committee or Nominating Committee meeting attended. From fiscal 2000 to fiscal 2002, all non-employee directors of the Company received automatic stock option grants upon joining the Board of Directors in the amount of 10,000 shares and they received 10,000 shares annually thereafter under the Company's 1995 Stock Option Plan or 2001 Stock Incentive Plan. Commencing in fiscal 2003, all non-employee directors of the Company receive automatic stock option grants upon joining the Board of Directors in the amount of 6,000 shares and they receive 6,000 shares annually thereafter under the Company's 1995 Stock Option Plan or 2001 Stock Incentive Plan. The Chairman of the Audit Committee receives an additional 2,000 shares annually. All options are vested immediately upon grant. The exercise price of such stock options is equivalent to the fair market value of the underlying Common Stock on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is an officer or employee of the Company. Two of the six members of the Board of Directors also serve as members of the board of directors for Pericom Technology, Inc., a British Virgin Islands corporation. Other than with respect to Pericom Technology, Inc., no interlocking exists between our Board of Directors or Compensation Committee and the board of directors or compensation committees of any other company, nor has such an interlocking relationship existed in the past.

     Mr. Hui and Dr. Hui are brothers, and Mr. Tay and Mr. Young are brothers-in-law.

                                 PROPOSAL NO. 2

        RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the 2003 fiscal year and recommends that the shareholders ratify such selection. In the event that a majority of the outstanding shares are not voted in favor of ratification, the Board will reconsider its selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Deloitte & Touche LLP as the independent auditors for fiscal year 2003. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended June 30, 1992.

     Audit Fees: Aggregate fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for fiscal year 2002 and for the review of the Company's financial Forms 10-Q for fiscal year 2002 were $140,000.

     All Other Fees: Aggregate fees for all other professional services rendered by Deloitte & Touche LLP (other than Audit Fees) for fiscal year 2002 were $133,000. All of these fees were for nonaudit related services. There were no fees in fiscal year 2002 for audit related services. Audit related services generally include fees for statutory audits, business combinations, accounting consultations and Securities and Exchange Commission (the "SEC") registration statements. Nonaudit services generally include tax compliance and tax consultations.

REQUIRED VOTE: THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES PRESENT
               AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE FOREGOING PROPOSAL.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF
         DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                                FISCAL YEAR 2003.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose aggregate salary, bonus and other compensation exceeded $100,000 during fiscal 2002 (collectively, the "Named Executive Officers").

                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                               ------
                                                                                               SHARES
                                                             ANNUAL COMPENSATION (1)         UNDERLYING
      NAME AND PRINCIPAL POSITION                 YEAR       SALARY           BONUS            OPTIONS
      ---------------------------                 ----       ------           -----            -------
Alex Chi-Ming Hui                                 2002       249,600              --            62,500
  Chief Executive Officer, President and          2001       251,100              --           160,000
  Chairman of the Board of Directors              2000       236,500          67,400           260,000

Chi-Hung (John) Hui                               2002       217,946              --            37,000
  Vice President, Technology and Director         2001       217,946              --           100,000
                                                  2000       206,492          39,400           100,000

Gerald V. Beemiller (2)                           2002       205,037          42,411            60,000 (5)
  Vice President, Worldwide Sales                 2001       133,107           6,209           150,000
                                                  2000            --              --                --

Anthony V. Walker (3)                             2002       156,539              --                --
  Vice President, Marketing                       2001        43,077           8,615            90,000
                                                  2000

Michael D. Craighead (4)                          2002       150,000           6,500            51,000 (5)
  Vice President and Chief Financial Officer      2001       141,635          11,897            56,000
                                                  2000       106,688          14,950            44,000

(1) None of the Named Executive Officers received any other compensation besides salary and bonus in 2000, 2001 or 2002.
(2)  Mr. Beemiller joined the Company in December 2000.
(3) Mr. Walker joined the Company in March 2001 and left employment with the Company in July 2002.
(4) Mr. Craighead joined the Company in July 1999 and became Chief Financial Officer in October 2000.
(5) Fiscal 2002 option awards for Mr. Craighead and Mr. Beemiller include regrants of 37,000 shares and 50,000 shares, respectively, that were voluntarily cancelled in fiscal 2001 under a company wide program as described in Schedule TO filed with the Securities and Exchange Commission on April 6, 2001, as amended.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning stock option grants to each of the Named Executive Officers during fiscal 2002.

                                                                                                 AT ASSUMED ANNUAL RATES
                               NUMBER OF                                                             OF STOCK PRICE
                                SHARES     PERCENT OF TOTAL    EXERCISE                          APPRECIATION FOR OPTION
                              UNDERLYING    OPTIONS GRANTED     PRICE                                   TERM (4)
                                OPTIONS    TO EMPLOYEES IN       PER          EXPIRATION       ---------------------------
       NAME                     GRANTED     FISCAL 2002 (1)    SHARE (2)       DATE (3)           5%                 10%
       ----                     -------     ---------------    ---------       --------          ---                ----

Alex Chi-Ming Hui               12,500          0.80%           $13.40         10/22/11        $105,340           $266,952
                                50,000          3.22             11.50         06/24/12         361,614            916,402
Chi-Hung (John) Hui              7,000          0.45             13.40         10/22/11          58,990            149,493
                                30,000          1.93             11.50         06/24/12         216,969            549,841
Gerald V. Beemiller             50,000          3.22             14.20         11/05/11         446,515          1,131,557
                                10,000          0.64             11.50         02/29/12          72,348            183,358
Anthony V. Walker                   --            --                --               --              --                 --
Michael D. Craighead            37,000          2.38             14.20         11/05/11         330,421            837,352
                                14,000          0.90             11.50         02/29/12         101,287            256,702

----------------
(1) In fiscal 2002, the Company granted options to employees to purchase an aggregate of 1,553,255 shares.
(2) Each of these options was granted pursuant to the Company's 1995 Stock Option Plan or 2001 Stock Incentive Plan. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of the grant. All such options vest over a four-year period, subject to continued employment with the Company.
(3) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability.
(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future Common Stock prices.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information as of June 30, 2002 concerning exercisable and unexercisable stock options held by each of the Named Executive Officers.

                                                              NUMBER OF SECURITIES          VALUE OF UNEXCERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                              NUMBER OF                     OPTIONS AT JUNE 30, 2002          JUNE 30, 2002 (1)
                           SHARES ACQUIRED    VALUE         ------------------------          ----------------
      NAME                   ON EXERCISE     REALIZED     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
      ----                   -----------     --------     -----------    -------------   -----------    -------------

Alex Chi-Ming Hui               200,000     $2,372,000       755,751        323,749       $5,008,086       $208,394
Chi-Hung (John) Hui                  --             --       551,792        175,208        4,489,531        139,469
Gerald V. Beemiller                  --             --        51,669         58,331               56            844
Anthony V. Walker                    --             --        28,125         61,875               --             --
Michael D. Craighead                 --             --        53,064         53,396           62,902         38,145

     --------------

     (1) The value of "in-the-money" stock options represents the difference between the exercise price of such stock options and the fair market value of $11.59 per share of Common Stock as of June 30, 2002 multiplied by the total number of shares subject to such options on June 30, 2002.

EQUITY COMPENSATION PLANS

The following table summarizes share and exercise price information about our equity compensation plans as of June 30, 2002.


                                                                                     NUMBER OF
                                     NUMBER OF SECURITIES                            SECURITIES
                                       TO BE ISSUED UPON      WEIGHTED AVERAGE        REMAINING
                                          EXERCISE OF         EXERCISE PRICE OF     AVAILABLE FOR
                                      OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,  FUTURE ISSUANCE
       PLAN CATEGORY                  WARRANTS AND RIGHTS    WARRANTS AND RIGHTS     UNDER PLANS
       -------------                  -------------------    -------------------     -----------
Equity Compensation Plans
Approved by Shareholders
  Option Plans                              5,648,057              $11.57              866,824
  Employee Stock Purchase Plan                     --                  --              494,157

Note: Pericom has no equity compensation plans not approved by shareholders.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of non-employee directors appointed by the Board of Directors. The Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to set the compensation annually of the Chief Executive Officer (the "CEO"), upon his evaluation by the Board of Directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of outside directors.

     COMPENSATION PHILOSOPHY. The Company believes that the management team it has assembled is well suited to increase shareholder value and contribute to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company's compensation programs, the Committee's goals are to align compensation with the Company's business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

     BASE SALARY. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Consistent with the Company's current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

     BONUS. The Company's bonus plan provides for bonuses to be awarded to key employees based on specific goals, including, but not limited to, operating profit, achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's short and long term goals.

     OPTIONS. The purpose of the Company's stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility for federal income tax purposes of compensation over $1 million paid to certain executive officers in a taxable year. Compensation above $1 million is not subject to the limitation if it is "performance-based compensation" within the meaning of the Code. The Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year that is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any fiscal Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

     CEO COMPENSATION. The Committee uses the same procedures described above in setting the annual salary, bonus, and making recommendations regarding stock option awards for the CEO. The CEO's salary is determined based on comparisons with competitive companies as described above. The Committee believes that the CEO's salary and bonus plan is comparable to the salaries offered to CEO's of competitive companies. In recommending stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

                           Compensation Committee
                           ----------------------

                           Tay Thiam Song
                           Jeffrey Young

                           October 25, 2002

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors has provided the following report:

     The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's accounting, auditing, and financial reporting and disclosure processes, and systems of internal control established by management regarding finance, accounting, legal compliance, and ethics. Each of the three members of the Audit Committee is independent of the Company, as defined under the Nasdaq corporate governance standards. The Audit Committee operates under a written charter adopted by the Company's Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     Management is responsible for the preparation, integrity, and objectivity of the consolidated financial statements. Deloitte & Touche LLP, our independent auditor, is responsible for expressing an opinion on the fairness of the financial statement presentation. The Audit Committee serves in an oversight role over the financial reporting process. As part of its charter obligations over the financial reporting process, the Audit Committee has:

     o Reviewed and discussed the audited consolidated financial statements with management;

     o Discussed with Deloitte & Touche LLP the results of their audit including the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees";

     o Received the written disclosures and the letter from Deloitte & Touche LLP regarding auditor independence required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees";

     o Discussed with Deloitte & Touche LLP the accounting firm's independence from the Company; and

     o Considered whether Deloitte & Touche LLP`s provision of non-audit services to the Company is compatible with maintaining the accounting firm's independence from the Company.

Based on its review and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002. The Audit Committee and the Board of Directors have also recommended, subject to ratification by the stockholders, the reappointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2003.

                     Millard (Mel) Phelps - Chairman
                     Hau L. Lee
                     Tay Thiam Song

                     October 25, 2002

STOCK PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in (i) the cumulative total shareholder return on the Company's Common Stock since October 31, 1997 with (ii) cumulative total shareholder return on (a) the Standard and Poor 500 Index and (b) the Dow Jones US Semiconductors & Related Index. The stock performance graph our 2001 proxy statement used, for comparative purposes, was the JP Morgan H & Q Semiconductor index. In March 2002, that index was discontinued. We therefore added in the stock performance graph below the Dow Jones US Semiconductors & Related Index. As of June 30, 2001, the 44 month cumulative total returns of the JP Morgan H & Q Semiconductor index and the Dow Jones US Semiconductors & Related Index were 252% and 196%, respectively. The comparison in the graph below assumes an investment of $100 on October 31, 1997 and reinvestment of dividends, if any. THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.

                COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN *
          AMONG PERICOM SEMICONDUCTOR CORPORATION , THE S & P 500 INDEX
              AND THE DOW JONES U S SEMICONDUCTORS & RELATED INDEX

                                                      --------------------------------------------------------------------
                                                       10/31/97  12/31/97  03/31/98 06/27/98  09/30/98  12/31/98 03/31/99

PERICOM SEMICONDUCTOR CORPORATION                        100.00     80.14     84.25    76.71     56.16    118.49    92.47
S & P 500                                                100.00    106.43    121.27   125.27    112.81    136.84   143.66
DOW JONES US SEMICONDUCTORS & RELATED                    100.00     88.55     98.95    90.76     93.72    139.73   146.56

                                                      --------------------------------------------------------------------
                                                       06/30/99  09/30/99  12/31/99 03/31/00  06/30/00  09/30/00 12/31/00

PERICOM SEMICONDUCTOR CORPORATION                        123.29    163.01    288.36   391.10    745.21    823.30   405.48
S & P 500                                                153.78    144.18    165.63   169.43    164.93    163.33   150.55
DOW JONES US SEMICONDUCTORS & RELATED                    170.69    199.68    260.60   425.71    411.73    319.31   214.02

                                                      -----------------------------------------------------------
                                                       03/31/01  06/30/01  09/30/01 12/31/01  03/31/02  06/29/02

PERICOM SEMICONDUCTOR CORPORATION                        282.19    344.55    304.66   317.81    309.92    254.03
S & P 500                                                132.71    140.47    119.85   132.66    133.03    115.20
DOW JONES US SEMICONDUCTORS & RELATED                    171.35    195.85    126.76   184.87    193.51    175.45

     *$100 invested on 10/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

                              CERTAIN TRANSACTIONS

     In April 1994, the Company, Alex Chi-Ming Hui, Chief Executive Officer, President and Chairman of the Board of Directors of the Company, and Chi-Hung
(John) Hui, Vice President, Technology and a director of the Company, and Dato' Kia Hong Tay and members of his immediate family, many of whom are principal shareholders of the Company, formed Pericom Technology, Inc., a British Virgin Islands corporation ("PTI") with principal offices in Shanghai, People's Republic of China. Initially, 18.4% of the outstanding voting stock of PTI was held by the Company and substantially all of the remaining 81.6% of the outstanding PTI voting stock was held by the foregoing directors, officers and principal shareholders of the Company. Alex Chi-Ming Hui and Chi-Hung (John) Hui are also directors of PTI, and Alex Chi-Ming Hui is the President and Chief Executive Officer of PTI. In fiscal 2001 an additional financing round of Series "C" Preferred Stock was completed and the Company now holds 44.3% of the outstanding voting stock of PTI. Pericom and PTI are parties to an agreement, dated as of March 17, 1995, which provides for cost reimbursement between the Company and PTI for any facility sharing or personnel time and certain procedures for funding research and development and joint development projects. During the year ended June 30, 2002, the Company (1) sold $66,000 in services to PTI, and (2) purchased $689,000 in test and other manufacturing services from PTI. At June 30, 2002, $98,000 was owed to the Company by PTI for reimbursement of certain administrative expenses incurred by the Company on behalf of PTI and for advances made to PTI by the Company. See Note 4 of Notes to Financial Statements contained in the Company's 2002 Annual Report to Shareholders.

     In September 1995, the Company and PTI entered into an international distributor agreement, pursuant to which PTI was appointed a non-exclusive distributor for certain Pericom products in the People's Republic of China.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and their affiliates, including transactions with PTI, will continue to be comparable to terms offered by unaffiliated third parties.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 30, 2002 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group.

                                                                          SHARES
                                                                        BENEFICIALLY
                   NAME OF BENEFICIAL OWNER                               OWNED (1)         PERCENT
                   ------------------------                             -------------       --------
Wellington Management Company, LLP (2)                                    2,605,520          10.12%
75 State Street
Boston, MA 02109
Alex Chi-Ming Hui (3)                                                     1,840,216           6.93%
Chi-Hung (John) Hui (4)                                                   1,348,494           5.13%
American Express Financial Corporation (5)                                  860,521           3.34%
200 AXP Financial Center
Minneapolis, MN 55474
Tay Thiam Song (6)                                                          375,500           1.45%
Jeffrey Young (7)                                                           166,500              *
Gerald V. Beemiller (8)                                                      70,954              *
Michael D. Craighead (9)                                                     67,427              *
Anthony V. Walker (10)                                                       38,830              *
Hau L. Lee (11)                                                              30,800              *
Millard Phelps (12)                                                          25,000              *
All executive officers and directors as a group (13 persons) (13)         4,293,944          15.52%

-----------

*    Less than 1% of outstanding Common Stock.

     (1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 30, 2001 are deemed outstanding. Percentage of beneficial ownership is based upon 25,740,083 shares of Common Stock outstanding as of September 30, 2002. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: 2380 Bering Drive, San Jose, California 95131
     (2) Based on a Schedule 13G filed with the SEC on April 10, 2002, Wellington Management Company, LLP, a Massachusetts limited liability partnership, has shared voting power with respect to 2,092,200 shares of the Company's Common Stock and shared dispositive power with respect to 2,605,520 shares of the Company's Common Stock.
     (3) Includes 818,876 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (4) Includes 545,334 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (5) Based on a Schedule 13G filed with the SEC on February 7, 2002, American Express Financial Corporation, a Delaware corporation, has shared voting power with respect to 4,347 shares of the Company's Common Stock and shared dispositive power with respect to 860,521 shares of the Company's Common Stock.
     (6) Includes 67,500 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (7) Includes 67,500 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (8) Includes 68,334 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.

     (9) Includes 66,168 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (10) Includes 37,500 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002. Mr. Walker left employment with the Company in July 2002 and his right to exercise these options expires in October 2002.
     (11) Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (12) Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.
     (13) Includes 1,927,075 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2002.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and The Nasdaq Stock Market. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 2002, its executive officers, directors and ten-percent stockholders complied with all
Section 16(a) filing requirements applicable to them.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            John Chi-Hung Hui, Ph.D.
                                            SECRETARY


San Jose, California Dated:
October 25, 2002

APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE

                        PERICOM SEMICONDUCTOR CORPORATION

                              AUTHORITY AND PURPOSE

     The Audit Committee of Pericom Semiconductor Corporation (the "Corporation") is appointed by the Corporation's Board of Directors (the "Board") to oversee the accounting and financial reporting processes of the Corporation and the audits and quarterly reviews of the financial statements of the Corporation. The Audit Committee (the "Committee") shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation's Bylaws and applicable law.

                               STATEMENT OF POLICY

     The Committee shall oversee the accounting and financial reporting processes of the Corporation and the audits and quarterly reviews of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the "NASD") applicable to Nasdaq listed issuers. This includes overseeing the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

                       COMMITTEE STRUCTURE AND MEMBERSHIP

     The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board.

     Each member of the Committee shall be an independent director. For purposes hereof, an "independent director" shall be one:

     1. who accepts no consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Corporation, and

     2. who is free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

     Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual's possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC.

     The Board shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing meeting agendas, presiding over meetings, making Committee assignments and reporting to the Board. The chairperson will also maintain regular liaison with the CEO, CFO and the lead independent auditor partner.

                                     POWERS
     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and the Company shall provide appropriate funding for such advisors. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation's stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

                                RESPONSIBILITIES
     The Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation's stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

     In meeting its responsibilities, the Committee is expected to:

     1.   Review and reassess the adequacy of this Charter annually.

     2.   With respect to the Corporation's independent auditors:

          a. The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation's independent auditors. The Committee shall preapprove all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant preapprovals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Corporation's stockholders.

          b. Review the independence of the independent auditors, including a review of nonaudit services, and related fees, provided by the independent auditors. The Committee shall request that the independent auditors at least annually provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

          c. Review the rationale for employing audit firms other than the principal independent auditors; and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     3. Review and concur with management on the scope and responsibilities of an internal audit department and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director.

     4. Review and discuss with management, before release, the audited financial statements and the Management's Discussion and Analysis proposed to be included in the Corporation's Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation's Annual Report on Form 10-K. Review with financial management and the independent auditors the 10-Q prior to its filing.

     5. Review and discuss with management, before release, the unaudited operating results in the Corporation's quarterly earnings release and the presentation, if any, of "pro forma" results or non-GAAP disclosures.

     6. In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

          a.   The Corporation's annual financial statements and related notes.

          b. The independent auditors' audit of the financial statements and their report thereon.

          c. The independent auditors' reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management including the independent auditor's attestation and report on management's internal control report.

          d. Any significant changes required in the independent auditors' audit plan.

          e. Any serious difficulties or disputes with management encountered during the course of the audit.

          f. The adequacy of the Corporation's system of internal financial controls.

          g. Any material deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

          h. The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company's financial statements.

          i. Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation's financial statements or accounting policies.

          j. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

     7. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

     8. Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

     9. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

     10. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditors.

     11. Meet at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     12. Prepare a report in the Corporation's proxy statement in accordance with SEC requirements.

     13. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

     14.  Review and approve all related party transactions.

     15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code. Ensure that the Code is in compliance with all applicable rules and regulations.

                                  DETACH HERE


                                      PROXY

                       PERICOM SEMICONDUCTOR CORPORATION

                 2380 BERING DRIVE, SAN JOSE, CALIFORNIA 95131

               ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 11, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Alex Chi-Ming Hui and John Chi- Hung Hui, Ph.D. as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2002 Annual Meeting of Shareholders of Pericom Semiconductor Corporation to be held at the Company's premises, 2380 Bering Drive, San Jose, California 95131 at 3:00 p.m., California time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgement on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

--------------                                                    --------------
 SEE REVERSE                                                       SEE REVERSE
    SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
--------------                                                    --------------

PERICOM SEMICONDUCTOR
CORPORATION
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI  02940


                       PERICOM SEMICONDUCTOR CORPORATION


Dear Shareholder,

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then, sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on December 11, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Pericom Semiconductor Corporation



                                  DETACH HERE

    PLEASE MARK
/X/ VOTES AS IN                                                            ---
    THIS EXAMPLE


1. To elect six directors of the Company to serve for the ensuing year end until their successors are elected and qualified
   Nominees: (01) Alex Chi-Ming Hui, (02) Chi-Hung (John) Hui, Ph.D.,
             (03) Hau L. Lee, Ph.D., (04) Millard (Mel) Phelps,
             (05) Tay Thiam Song, (06) Jeffrey Young

               FOR                            WITHHELD
               ALL    / /                 / / FROM ALL
             NOMINEES                         NOMINEES

          / /
             -------------------------------------------
             For all nominees except as noted above

2. To ratify and approve the appointment of Deloittc   FOR    AGAINST    ABSTAIN
   & Touche LLP as the independent auditors for the    / /      / /        / /
   Company for the fiscal year ending June 28, 2003.

3. To transact such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

PLEASE VOTE, DATE AND SIGN. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduclarles should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:                  Date:       Signature:                  Date:
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